Exhibit 1

J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-FL8

Commercial Mortgage Pass-Through Certificates, Series 2016-FL8

Report To:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

JPMorgan Chase Bank, National Association

J.P. Morgan Securities LLC

6 April 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp. JPMorgan Chase Bank, National Association J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179

Re:	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-FL8 Commercial Mortgage Pass-Through Certificates, Series 2016-FL8 (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) in evaluating the accuracy of certain information with respect to the Mortgage Loans (as defined in Attachment A) that will secure the Certificates. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to:

a.	Our report to you dated 10 March 2016 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Mortgage Loans (as defined in Attachment A) that will secure the Certificates and
b.	Our report to you dated 16 March 2016 (the “Preliminary Securitization Offering Documents AUP Report”), which describes the agreed-upon procedures we performed relating to certain information contained in the:
i.	Structural and collateral term sheet dated 16 March 2016 (the “Term Sheet”) relating to the offering of the Certificates,
ii.	Preliminary confidential offering circular dated 16 March 2016 (the “Preliminary Offering Circular”) relating to the offering of the Certificates and
iii.	Preliminary Offering Circular Annex A Data File (as defined in the Preliminary Securitization Offering Documents AUP Report).

The procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and Preliminary Securitization Offering Documents AUP Report, and our associated findings, are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with the information described in the Loan File to Data File Comparison AUP Report, the information described in the Preliminary Securitization Offering Documents AUP Report and the additional information described below:

a.	An electronic data file (the “Final Updated Final Data File”) containing information on the Mortgage Loans and the:
i.	Mortgaged Properties,
ii.	Senior Components,
iii.	Junior Components,
iv.	Whole Loans,
v.	Mezzanine Loans,
vi.	Total Debt associated with each Whole Loan and
vii.	Total Debt associated with each Mortgaged Property

(all as defined in Attachment A) as of the due date of each Whole Loan in April 2016 (the “Updated Reference Date”),

b.	An updated Bloomberg screenshot provided by the Depositor Source Document (as defined in the Loan File to Data File Comparison AUP Report),
c.	The “LIBOR Cap Provider Rating” characteristic on the Final Updated Final Data File (the “Impacted Compared Characteristic”), which is described in Attachment A, that the Depositor instructed us to compare to information contained on the updated Bloomberg screenshot provided by the Depositor Source Document and
d.	The list of Impacted Recalculated Characteristics (as defined in Attachment A) on the Final Updated Final Data File that the Depositor instructed us to recalculate (as described in Attachment A).

The Source Documents that are described in the Loan File to Data File Comparison AUP Report, together with the updated Bloomberg screenshot provided by the Depositor Source Document, are hereinafter referred to as the “Updated Source Documents.”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Final Updated Final Data File, Updated Source Documents, Impacted Compared Characteristic, Impacted Recalculated Characteristics, the information provided to us as described in the Loan File to Data File Comparison AUP Report, the information provided to us as described in the Preliminary Securitization Offering Documents AUP Report and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any further procedures than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Final Updated Final Data File. We were not requested to perform and we have not performed any further procedures than those listed in (a) the Loan File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Final Data File (as defined in the Loan File to Data File Comparison AUP Report) and (b) the Preliminary Securitization Offering Documents AUP Report with respect to the preparation or verification of any of the information set forth on the Updated Final Data File (as defined in the Preliminary Securitization Offering Documents AUP Report). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Updated Source Documents or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by or on behalf of the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 April 2016

Attachment A Page 1 of 3

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The Certificates will represent interests in J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-FL8 (the “Issuing Entity”) that will be established by the Depositor,
b.	The Issuing Entity’s assets will consist primarily of the only note or a senior note with respect to each of five floating rate mortgage loans (the “Mortgage Loans”) secured by first liens on commercial real properties (the “Mortgaged Properties”),
c.	All of the Mortgage Loans will be treated as being “componentized” and will each consist of a senior component (the “Senior Components”) and two subordinate components (“Component B-1” and “Component B-2,” respectively, and together, the “Junior Components”),
d.	With respect to one of the Mortgage Loans, there exists one pari passu note (the “Companion Loan,” together with the related Mortgage Loan, the “Riverfront Plaza Whole Loan”), which will not be an asset of the Issuing Entity, and which evidences the amount of certain future advances which may be made subsequent to the closing date of the Riverfront Plaza Whole Loan,
e.	Four of the Mortgage Loans have a related senior mezzanine loan (the “Mezzanine A Loans”) and
f.	With respect to two of the Mortgage Loans with a related Mezzanine A Loan, there also exists a related junior mezzanine loan (the “Mezzanine B Loans,” together with the Mezzanine A Loans, the “Mezzanine Loans”).

For the purpose of the procedures described in this report:

a.	The Riverfront Plaza Whole Loan, together with the other Mortgage Loans, are hereinafter referred to as the “Whole Loans” and
b.	Each Whole Loan, together with its related Mezzanine Loan(s), is hereinafter referred to as the “Total Debt associated with each Whole Loan” (or with respect to each Mortgaged Property, is hereinafter referred to as the “Total Debt associated with each Mortgaged Property”).

The Depositor informed us that as of the Updated Reference Date, the outstanding balance of the Companion Loan is $0. For the avoidance of doubt:

a.	All references and recalculations related to the Whole Loans that are described in this report are based on the Mortgage Loans, and do not include the Companion Loan and
b.	All references and recalculations related to the Total Debt associated with each Whole Loan and Total Debt associated with each Mortgaged Property that are described in this report are based on the Mortgage Loans and the Mezzanine Loans, and do not include the Companion Loan.

Attachment A Page 2 of 3

Procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and Preliminary Securitization Offering Documents AUP Report and our associated findings

1.	Using information on the updated Bloomberg screenshot provided by the Depositor Source Document, we compared the Impacted Compared Characteristic, as shown on the Final Updated Final Data File, to the corresponding information on the updated Bloomberg screenshot provided by the Depositor Source Document and found such information to be in agreement.

2.	Using:
a.	Information on the Final Updated Final Data File,
b.	The Updated Reference Date, which supersedes all Reference Date (as defined in the Loan File to Data File Comparison AUP Report) references in the Loan File to Data File Comparison AUP Report, and
c.	The applicable instructions, assumptions and methodologies described in Items 4., and 6. through 13. of the Loan File to Data File Comparison AUP Report, we recalculated the:
i.	Seasoning,
ii.	Remaining Term to Maturity,
iii.	Remaining Term (Including Extensions),
iv.	Whole Loan Cut-off Balance,
v.	First Mortgage Cut-off Balance,
vi.	Mezzanine A Cut-off Balance,
vii.	Mezzanine B Cut-off Balance,
viii.	% of Mortgage Balance,
ix.	Mezzanine Debt Cut-off Balance,
x.	Total Debt Cut-off Balance,
xi.	Whole Loan Loan Per Unit,
xii.	Total Debt Loan Per Unit,
xiii.	Current First Mortgage LTV,
xiv.	Current Whole Loan LTV,
xv.	Current Total Debt LTV and
xvi.	Remaining Lockout Payments

characteristics (collectively, the “Impacted Recalculated Characteristics”) of each Underlying Property (as defined in the Loan File to Data File Comparison AUP Report), Mortgage Loan, Whole Loan, Mezzanine A Loan, Mezzanine B Loan and Total Debt associated with each Whole Loan, as applicable. We compared this recalculated information to the corresponding information on the Final Updated Final Data File and found such information to be in agreement.

Attachment A Page 3 of 3

3.	Using information on the:
a.	Updated Final Data File and
b.	Final Updated Final Data File,
we	compared each:
i.	Compared Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not the Impacted Compared Characteristic,
ii.	Recalculated Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not an Impacted Recalculated Characteristic and
iii.	Provided Characteristic (as defined in the Loan File to Data File Comparison AUP Report),

 all as shown on the Updated Final Data File, to the corresponding information on the Final Updated Final Data File and found such information to be in agreement.